                             LASALLE NATIONAL BANK
                            135 SOUTH LASALLE STREET
                            CHICAGO, ILLINOIS  60674




                                April 30, 1996



California Pro, Inc.
8102 White Horse Road
Greenville, South Carolina  29611

Ladies and Gentlemen:

          California Pro, Inc., a Delaware corporation ("Borrower") and LaSalle National Bank, a national banking association ("Bank") have entered into that certain Loan and Security Agreement dated April 1, 1993 (the "Security Agreement"). From time to time thereafter, Borrower and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to collectively as the "Agreement"). Borrower and Bank now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

          NOW THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   The Agreement hereby is amended as follows:

          (a) The address of Bank as set forth in the initial introductory paragraph to the Agreement is deleted and replaced with the following:
     135 South LaSalle Street, Chicago, Illinois  60674.

          (b) The date of termination of the Original Term of the Agreement as set forth in the first sentence of Paragraph 9 of the Agreement is amended and replaced with the following: May 31, 1999.

          (c) Exhibit A of the Agreement is amended to add the following paragraph

California Pro, Inc.
April 30, 1996
Page 2

     (10).(1) PERMITTED GUARANTIES:

          Notwithstanding the provisions of Paragraph 11(j) of the Agreement, Borrower may execute a Continuing Unconditional Guaranty of any and all indebtedness of USA Skate Co., Inc. ("USA Skate") to Bank.

          (d) Exhibit A of the Agreement is amended to add the following paragraph

     (12).(1) CROSS DEFAULT:

          In addition to the Events of Default contained in Paragraph 12 of the Agreement, the occurrence of an event of default under, or the revocation or termination of, that certain Loan and Security Agreement dated April 30, 1996, by and between Bank and USA Skate shall constitute an Event of Default by Borrower hereunder:

          2. This amendment shall not become effective until fully executed by all parties hereto.

          3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms hereof.

                                       LASALLE NATIONAL BANK, a national
                                       banking association


                                       By
                                          ---------------------------------

                                       Its
                                          ---------------------------------

California Pro, Inc.
April 30, 1996
Page 3

ACKNOWLEDGED AND AGREED TO
this ________ day of ___________, 19__:

California Pro, Inc.

By
   ---------------------------------

Its
   ---------------------------------


CONSENTED AND AGREED TO BY the
following guarantors of the obligations of California Pro, Inc. to LaSalle National Bank


- ------------------------------------
Henry Fong
Date:
     -------------------------------


- ------------------------------------
Michael Casazza
Date:
     -------------------------------


California Pro Sports, Inc.


By
   ---------------------------------

Its
   ---------------------------------

Date:
     -------------------------------


                                     -3-